UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York	10701
(Address of principal executive offices)	(Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 12, 2022, ContraFect Corporation, a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with a certain institutional investor (the “Purchaser”). The Purchase Agreement provided for the sale and issuance by the Company of an aggregate of: (i) 4,350,000 shares (the “Shares”) of the Company’s common stock, $0.0001 par value (the “Common Stock”), (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 49,913,565 shares of Common Stock, (iii) Class A warrants (the “Class A Warrants”) to purchase up to 108,527,130 shares of Common Stock, and (iv) Class B warrants (the “Class B Warrants” and together with Class A Warrants, the “Private Warrants”) to purchase up to 54,263,565 shares of Common Stock. The offering price per Share was $0.1290. The offering price per underlying share of the Pre-Funded Warrant was $0.1289, and the exercise price was $0.0001 per underlying share. The exercise price per underlying share of each of the Private Warrants was $0.1290.

The Shares and the Pre-Funded Warrants were offered pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-246359) and a related prospectus supplement filed with the Securities and Exchange Commission (the “Registered Direct Offering”). The Private Warrants were sold in a concurrent private placement (the “Private Placement”), exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of the Securities Act of 1933, as amended (the “Securities Act”).

The Pre-Funded Warrants are immediately exercisable and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full, subject to the Beneficial Ownership Limitation (as described below).

Each Private Warrant will be exercisable only following Stockholder Approval (as described below). The Class A Warrant will expire on the fifth anniversary of the date on which such Class A Warrants become exercisable. The Class B Warrant will expire on the six-month anniversary of the date on which such Class B Warrants become exercisable. The Private Warrants contain standard adjustments to the exercise price including for stock splits, stock dividend, rights offerings and pro rata distributions, and, until the date that is 18 months (in the case of the Class A Warrant) or six months (in the case of the Class B Warrant) after the date upon which the applicable Private Warrants first become exercisable, include full ratchet anti-dilutive adjustment rights in the event the Company issues shares of Common Stock or Common Stock equivalents in the future with a value less than the then effective exercise price of such Private Warrants, subject to certain customary exceptions, and further subject to a minimum exercise price of $0.03225 per share. The Private Warrants also include certain rights upon “fundamental transactions” as described in the Private Warrants, including the right of the holders thereof to receive from the Company or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of Common Stock in such fundamental transaction in the amount of the Black Scholes value (as described in such Private Warrants) of the unexercised portion of the applicable Private Warrants on the date of the consummation of such fundamental transaction.

The Pre-Funded Warrants include cashless exercise rights at all times, and the Private Warrants include cashless exercise rights to the extent the shares of Common Stock underlying the Private Warrants are not registered under the Securities Act.

Under the Purchase Agreement, the Company agreed to hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) by no later than February 21, 2023 for the purpose of obtaining the following approvals (referred to herein, collectively, as the “Shareholder Approval”): (i) the approval by the Company’s shareholders and the effectiveness of an amendment to the Company’s certificate of incorporation that either (x) combines outstanding shares of Common Stock with such combination ratio as determined by the Company’s board of directors and/or (y) authorizes additional shares of Common Stock to such number as determined by the Company’s board of directors, in each case, so as to enable the issuance of a number of shares equal to, in addition to all of the Company’s outstanding Common Stock, at least all of the shares of Common Stock being offered in the Registered Direct Offering, plus all of the shares of Common Stock underlying the Pre-Funded Warrant, plus all of the shares of common stock underlying the Private Warrants (disregarding any limitations on the exercise thereof), and (ii) such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the Company’s shareholders with respect to the Registered Direct Offering and Private Placement transactions.

Under the terms of the Pre-Funded Warrants and Private Warrants, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 9.99% (in the case of the Pre-Funded Warrants) and 4.99% (in the case of the Private Warrants) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 19.99% (collectively, the “Beneficial Ownership Limitation”).

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement and the Private Warrants is incorporated by reference into this Item 3.02 in its entirety. Based in part upon the representations of the Purchaser in the Purchase Agreement, the offering and sale of the Private Warrants will be exempt from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. The sales of the Private Warrants and the shares of Common Stock issuable upon exercise of the Private Warrants by the Company in the Private Placement will not be registered under the Securities Act or any state securities laws and the Private Warrants and the shares of Common Stock issuable upon exercise of the Private Warrants may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. The sale of such securities will not involve a public offering and will be made without general solicitation or general advertising. In the Purchase Agreement, the Purchaser represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

Item 8.01.	Other Events.

On December 13, 2022, the Company issued a press release announcing the pricing of the Registered Direct Offering and Private Placement described above in Item 1.01.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the consummation of the offering, the terms of the offering, the satisfaction of customary closing conditions with respect to the offering and the anticipated amount of net proceeds from the offering. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation: the uncertainties related to market conditions or for other reasons; the risk that the offering will not be consummated; the amount of and use of net proceeds from the offering may differ from the Company’s current expectations; the Company has incurred significant losses since its inception and may never achieve profitability; the Company’s recurring losses from operations could raise substantial doubt regarding its ability to continue as a going concern; the Company has no product revenues; the Company’s short operating history; the Company’s need for substantial additional funding; the Company may be required to suspend or discontinue clinical trials due to adverse side effects or other safety risks; clinical trials of the Company’s product candidates are subject to delays, which could result in increased costs and jeopardize its ability to obtain regulatory approval and commence product sales as currently contemplated; the

Company’s ability to attract and retain qualified personnel, and changes in management; difficulties in managing the Company’s growth; and the important factors described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022 and its other filings with the SEC for the offering. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Placement Agency Agreement, dated as of December 12, 2022, between ContraFect Corporation and Maxim Group LLC

4.1	Form of Pre-Funded Common Stock Purchase Warrant

4.2	Form of Class A Common Stock Purchase Warrant

4.3	Form of Class B Common Stock Purchase Warrant

5.1	Opinion of Latham & Watkins LLP

10.1	Securities Purchase Agreement, dated as of December 12, 2022, by and between ContraFect Corporation and the Purchaser

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1)

99.1	Press Release of ContraFect Corporation, dated December 13, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: December 14, 2022	By:	/s/ Michael Messinger
	Name:	Michael Messinger
	Title:	Chief Financial Officer